UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________

FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 1, 2019

PERNIX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-14494	33-0724736
(State or Other Jurisdiction)	(Commission File Number)	(IRS Employer Identification No.)

10 North Park Place, Suite 201, Morristown, NJ	07960
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 793-2145

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	PTX	N/A

Item 7.01	Regulation FD Disclosure.

On May 1, 2019, Pernix Therapeutics Holdings, Inc. (“Pernix” or the “Company”) filed its initial monthly operating report (the “Initial Monthly Operating Report”) with the United States Bankruptcy Court for the District of Delaware (the “Court”), a copy of which is attached hereto as Exhibit 99.1.

Cautionary Statements Regarding the Initial Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Initial Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Initial Monthly Operating Report is limited in scope and has been prepared solely for the purpose of complying with requirements of the Court. The Initial Monthly Operating Report was not reviewed by independent accountants, is in a format prescribed by applicable bankruptcy laws, and is subject to future adjustment. The financial information in the Initial Monthly Operating Report is not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, valuations and disclosures. The Initial Monthly Operating Report also relates to periods which are different from the historical periods required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s stockholders are cautioned that trading in the Company’s securities during the pendency of the Company’s voluntary petitions for relief (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code will be highly speculative and will pose substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this current report (including Exhibit 99.1 attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely by Regulation FD.

Additional Information regarding the Chapter 11 Case

Additional information is available on Pernix’s website at www.pernixtx.com. In addition, court filings and other documents related to the Chapter 11 Cases are available on a separate website administered by Pernix’s claims and noticing agent, Prime Clerk, at https://cases.primeclerk.com/pernix.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Document

99.1	Initial Monthly Operating Report, dated May 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERNIX THERAPEUTICS HOLDINGS, INC.

Date: May 7, 2019	By:	/s/ John A. Sedor
John A. Sedor
Chief Executive Officer